UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

UNITY BIOTECHNOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38470	26-4726035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 East Grand Ave.
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 416-1192

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This filing amends Item 5.02 of the Current Report on Form 8-K filed by Unity Biotechnology, Inc. (the “Company”) with the Securities and Exchange Commission on April 11, 2023. As reported on April 11, 2023, the Company and Jamie Dananberg agreed that Dr. Dananberg would be leaving his employment with the Company on April 30, 2023. In connection with his departure as an employee on April 30, 2023, the Company and Dr. Dananberg entered into a Separation Agreement, dated April 27, 2023, pursuant to which Dr. Dananberg will receive, in addition to any accrued obligations, (i) a severance payment equal to nine months of his base salary in a lump sum payment and (ii) continued health care coverage for himself and his covered dependents under the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, until the earlier of the nine month anniversary of his separation date or the date he becomes eligible for healthcare coverage from another employer. Dr. Dananberg has agreed to provide a full release of claims in favor of the Company. In addition, the Company and Dr. Dananberg entered into a Consulting Agreement, dated April 27, 2023, pursuant to which Dr. Dananberg will continue to provide advice and assistance with the Company’s clinical development programs and related matters in exchange for continued vesting of his equity awards and compensation at the rate of $500 per hour for services rendered above and beyond a monthly eight-hour threshold.

The foregoing is only a summary of the material terms of the Separation Agreement and the Consulting Agreement and is qualified in its entirety by reference to the respective agreements, which the Company expects to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date:	April 28, 2023	By:	/s/ Anirvan Ghosh
Anirvan Ghosh, Ph.D. Chief Executive Officer